UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            December 27, 2007
SEREFEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24362	59-2412164

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)
4328 Corporate Square Boulevard
Suite C
Naples, Florida 34104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (239) 262-1610
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4. Matters Related to Accountants and Financial Statements.
Item 4.01. Changes in Registrant’s Certifying Accountant.
     On October 22, 2007, Serefex Corporation (“Serefex” or the “Company”) consummated a Stock Exchange Agreement with Hickman Holdings, L.P., and the D’Anza Family Trust (“Sellers”), whereby in exchange for 741,344 shares of Common Stock of W.P. Hickman Systems, Inc. (“Hickman”), an Ohio corporation, representing approximately 68% of the outstanding shares of Common Stock of Hickman, Serefex issued to Sellers an aggregate of 172,482,666 shares of its Common Stock. Such shares represent approximately 52% of Serefex’s outstanding shares. Mr. D’Anza is the General Partner of Hickman Holdings, L.P. and Trustee of the D’Anza Family Trust. In view of the nature of the transaction, it may be deemed a “reverse” merger, with Hickman being the surviving entity.
     At the time of closing of the transaction, the accounting firm of Maloney & Novotny, LLC had been engaged by Hickman. In view of the nature of the transaction, on December 27, 2007, the Board of Directors of Serefex engaged Maloney & Novotny, LLC to serve as the Company’s independent registered public accountants and notified its prior accountants, Lake & Associates CPA’s, LLC of this action.
     During the Company’s two (2) years ended December 31, 2006, and through September 30, 2007, neither the Company, nor anyone on its behalf, consulted with Lake & Associates CPA’s LLC or its predecessor Bongiovanni & Associates (collectively the “Prior Accountants”) with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by the Prior Accountants to the Company that the Prior Accountants concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
     During the Company’s two (2) years ended December 31, 2006, and through September 30, 2007, there were no disagreements between the Company and the Prior Accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to the independent accountant’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     The Prior Accountant’s audit reports on the Company’s financial statements for the two (2) years ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
Item 8.01. Other Events
     Hickman’s fiscal year ends May 31, whereas Serefex’s year end is December 31. Going forward, the Company’s year end will be May 31.

Item 9.01. Exhibits
     (14)      Letter on change in certifying accountant.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEREFEX CORPORATION (Registrant)

	By:	/s/ Brian Dunn

Brian Dunn, President

Date: December 28, 2007

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